FSS2 P-3

SUPLEMENT DATED AUGUST 1, 2008
TO THE PROSPECTUS
DATED SEPTEMBER 1, 2007
OF
FRANKLIN STRATEGIC SERIES
(Franklin Biotechnology Discovery Fund, Franklin Technology Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund)

The prospectus is amended as follows:

The Management section on page 78 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in the equity and debt securities of the natural resources companies. The portfolio managers of the team are as follows:

FREDERICK G. FROMM CFA Vice President of Franklin Advisers, Inc. (Advisers)

Mr. Fromm has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW ADAMS CFA Portfolio Manager of Advisers

Mr. Adams has been a portfolio manager of the Fund since August 2008, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2005. Previously, he was an equity analyst with Smith Barney, Bear Stearns and Robertson Stephens.

STEVE LAND, Portfolio Manager of Advisers

Mr. Land has been a portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 1997.

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